UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 18, 2016

ECO ENERGY TECH ASIA, LTD.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-207095	47-3444723
(Commission File Number)	(IRS Employer Identification No.)

Flat A, 15/F, Block 1, Site 7, Whampoa Garden, Hung Hom, Kowloon, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

(852) 91235575

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 18, 2016, the shareholders of the Company, by unanimous written consent, appointed Robert Abenante to the position of Director, to serve until such time as his resignation or removal.
Robert Abenante, Age 37, Director
Robert Abenante is an entrepreneur and investor in various industries with a focus on green energy, green-tech, agricultural-tech, health sciences and commodities. Has held several senior executive roles with various renewable energy, mining and clean-tech companies in Canada, US, Australia, Africa, Europe and Asia. A frequent lecturer at Simon Fraser University, Mr. Abernante has taught third year Management Accounting. Mr. Abenante holds a BBA, Masters Degree, CPA and CA in finance and accounting from Simon Fraser University and the University of Saskatchewan, and held senior financial advisory roles at Deloitte & Touche LLP and Senior Auditor at PricewaterhouseCoopers LLP. During his career, Mr. Abenante worked with various groups internationally to promote Green Energy, including the National Hydro Association and the American Council on Renewable Energy. He has served on expert panels for various financial groups, such as Euromoney, and has written numerous reports on Renewable Energy, of which many have been published. Further, he founded the Eco Foundation which focuses on assisting environmentally friendly but economic companies through the start-up phase of their development. Mr. Abenante has held the following positions since 2005:
Investor and Partner
Allysian Sciences
October 2014 – Present

Managing Director
Eco Energy (Asia)
August 2016 – Present
CEO
VFarm
July 2016 – Present
President
Greencyclopedia
December 2011 – Present
Chairman & CEO
Mediterranean Resources Ltd.
May 2014 – November 2015
Managing Director
International Eco Endeavors
May 2011 – February 2014
Lecturer
Simon Fraser University
January 2010 – February 2013
CFO
Evergreen Power
March 2009 – December 2010
Senior Advisor
Deloitte & Touche
March 2008 – March 2009

Senior Accountant
PwC
2005 – 2008
Mr. Abernante has not served as an executive officer or director of any other company required to file reports with the Securities and Exchange Commission.
Mr. Abernante has no relationships or transactions with the Company which are required to be disclosed pursuant to Item 404(a) of Regulation S-K, nor are there any arrangements or understandings with other persons pursuant to which he was selected as an officer.

SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO ENERGY TECH ASIA, LTD

Date: November 21, 2016	By:	/s/ Yuen May Cheung
Yuen May Cheung
Chief Executive Officer

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